Exhibit 10gg

                          DISTRIBUTORSHIP AGREEMENT

This Agreement is entered into this 20th day of November, 1996, by and between HEMAGEN DIAGNOSTICS, INC., a corporation organized and existing under the laws of the State of Delaware, U.S.A. and having its principal place of business at 40 Bear Hill Road, Waltham, Massachusetts, U.S.A. (hereinafter referred to as "HEMAGEN"), and SCHIAPPARELLI BIOSYSTEMS B.V., a corporation organized and existing under the laws of Holland and having its principal place of business at Pompmolenlaan 24, 3447 GK Woerden, P.O. Box 497 - 3440 AL Woerden, The Netherlands (hereinafter referred to as "DISTRIBUTOR").

                                  RECITALS

      WHEREAS, DISTRIBUTOR desires to distribute certain products offered for sale by HEMAGEN; and

      WHEREAS, HEMAGEN desires to engage DISTRIBUTOR to market and sell said products in the territory defined below; and

      WHEREAS, DISTRIBUTOR and HEMAGEN desire to enter into a business relationship pursuant to the terms of this Agreement; and

      WHEREAS, DISTRIBUTER has represented to HEMAGEN that it has the necessary facilities, personnel to commercially market and sell the products.

      WHEREAS, HEMAGEN has represented to DISTRIBUTOR that it has the necessary facilities, personnel, and technology to commercially manufacture the products.

      NOW, THEREFORE, in consideration of the above recitals, and in consideration of the mutual covenants and agreements hereinafter set forth, HEMAGEN and DISTRIBUTOR do hereby agree as follows:

                                   AGREEMENT

Article 1. Definitions

1.1 "PRODUCT(s)" means and includes certain of HEMAGEN's complete test kits, as set forth in Appendix A and as amended from time to time by mutual written agreement of the parties.

1.2. "AFFILIATE" means any entity directly or indirectly controlling, controlled by, or under common control with, a party hereto. "Control", as used in this definition, means the ownership of fifty percent or more of the party in question.

1.3.  "TERRITORY" means the Countries listed in the Attached Appendix 1.3.

1.4. "NON-EXCLUSIVE TERRITORY" means France , Spain, Philippines, Russia and Austria. Austria shall only include the VIRGO products and France shall only include the ENA ELISA products.

Article 2. Term

2.1 The initial term of this Agreement shall be for a period of two (2) years unless terminated as provided in Article 13. This Agreement shall automatically continue to be in effect after the initial term for successive twelve-month periods unless it is terminated by either party as provided in Article 13 or written notice of non-renewal is given by either party to the other at least three (3) months prior to the expiration of the initial term or at least three (3) months prior to the expiration of any successive twelve-month term.

Article 3. Exclusive Sale and Distribution Rights

3.1. Distribution Rights. Subject to the terms and conditions hereinafter set forth, DISTRIBUTOR shall have the exclusive right to market, sell and distribute the PRODUCTs in the TERRITORY under the HEMAGEN label or under its own label and DISTRIBUTOR shall have the non-exclusive right to market, sell and distribute the PRODUCTs in the NON-EXCLUSIVE TERRITORY under the HEMAGEN label or under its own label, so long as the PRODUCTs are identified as being manufactured by HEMAGEN. DISTRIBUTOR shall not have the right to enter into any agreements or contracts which are binding upon HEMAGEN unless prior written approval is given by HEMAGEN.

3.2 Exclusivity. During the term of this Agreement and any extensions thereto, HEMAGEN will not sell, offer to sell or distribute PRODUCTs under HEMAGEN's label to any person or entity within the TERRITORY. HEMAGEN shall have the right to sell, offer to sell or distribute PRODUCTs under HEMAGEN's label to any person or entity within the NON-EXCLUSIVE TERRITORY. DISTRIBUTOR's right to sell, offer to sell or distribute PRODUCTS in the NON-EXCLUSIVE TERRITORY may be terminated as provided in Paragraph 13.7. In addition, DISTRIBUTOR's exclusive right to sell, offer to sell or distribute PRODUCTS in the EXCLUSIVE TERRITORY may be terminated as provided in Paragraph 3.4.

3.3 Minimum Purchases. In order to retain its exclusive distribution rights in the TERRITORY as stated in this Article 3, DISTRIBUTOR must purchase the minimum annual quantities of PRODUCT set forth in Appendix B.

3.4 Termination of Exclusive Rights. The parties acknowledge that DISTRIBUTOR currently sells in the TERRITORY, competitive ELISA products to those manufactured by HEMAGEN. HEMAGEN shall have the right, in its sole discretion, terminate DISTRIBUTOR's exclusive distribution rights when a third party distributor indicates a desire to sell both the VIRGO IFA and VIRGO ELISA products. DISTRIBUTOR will retain non-exclusive rights to sell in the country(ies) within the TERRITORY for the remaining term of the Agreement, provided the Agreement is not terminated for as set forth in the Agreement.

Article 4. Terms and Conditions of Sale

4.1. HEMAGEN's terms and conditions of sale (defined in Appendix B and in other provisions of this Agreement) will apply to all purchases by DISTRIBUTOR, notwithstanding any variation as may appear on any purchase order submitted by DISTRIBUTOR. All purchase orders and amendments thereto must be in writing, and should contain (I) quantity of at least the Minimum PRODUCT Order per shipment stated in Appendix B, (ii) date of requested delivery, and (iii) preferred shipping instructions, if any.

4.2. Shipping date. HEMAGEN shall use its best efforts to ship all such orders so that the PRODUCTs arrive on the requested delivery date. HEMAGEN shall promptly notify DISTRIBUTOR of any anticipated delays in shipping.

4.3. Deliveries. All deliveries shall be made F.O.B. HEMAGEN's plant in Waltham, Massachusetts or F.O.B. HEMAGEN's plant in Columbia, Maryland (depending upon where the PRODUCTs are manufactured). For purposes of this Agreement, F.O.B. shall also mean E.X.W. when ocean shipping is not utilized. Title and risk of loss will transfer from HEMAGEN to DISTRIBUTOR upon delivery of the PRODUCT to the F.O.B. point. Freight and insurance charges shall be borne by DISTRIBUTOR.

4.4. Purchase Price. A current price list is attached to this Agreement as Appendix C. This price list shall remain in effect without change for twelve (12) months after the date of this Agreement. HEMAGEN will notify DISTRIBUTOR of changes to its price list at least sixty (60)
      days prior to the effective date of any price changes.   All prices
      quoted by HEMAGEN are subject to the addition of all taxes and duties which are now or may be levied or assessed relating to the shipment or delivery of the PRODUCTs to the DISTRIBUTOR and shall be paid by DISTRIBUTOR. Any taxes which HEMAGEN is obligated to collect shall be paid by DISTRIBUTOR upon payment of the purchase price for the PRODUCT, or in lieu of this, DISTRIBUTOR shall provide to HEMAGEN a duty or tax exemption certificate acceptable to the appropriate taxing authorities.

Article 5. Non-competition

5.1. Competing Products. DISTRIBUTOR agrees that during the term of this Agreement and any extensions thereto, neither it nor any AFFILIATE will market or sell any goods or diagnostic tests which is competitive with a PRODUCT.

Article 6. Cooperation/Best Efforts

6.1. Best Efforts. DISTRIBUTOR will use its best efforts to sell the PRODUCTs and will not perform any acts that might jeopardize the reputation of the PRODUCTs or of HEMAGEN. HEMAGEN will not perform any acts that might jeopardize the reputation of the PRODUCTs or of DISTRIBUTOR.

6.2. Cooperation. The spirit of this Agreement is that the two parties shall cooperate to the fullest extent possible.

Article 7   Performance Standards

7.1. PRODUCT Acceptance. DISTRIBUTOR shall have the right (at its own cost) to take random samples of PRODUCTs delivered by HEMAGEN for analyzing purposes. Should the result of an analysis of any such sample deviate from the PRODUCT specifications or quality control standards, HEMAGEN shall be notified and provided with samples of the PRODUCTs tested. If, following a review of the test results and after conducting its own tests of the sample, HEMAGEN agrees that such sample does not conform to said specifications or quality control standards, HEMAGEN shall provide DISTRIBUTOR, free of any additional charge, with new deliveries of the same quantity of the PRODUCTs as the one from which the random sample were taken. DISTRIBUTOR shall return, at HEMAGEN's expense, the particular lot or shipment of the PRODUCT which does not comply with the aforesaid specifications or quality control standards. In the event HEMAGEN finds that the test results of the PRODUCT in question comply with specifications and quality control standards, then replacement, if deemed necessary by DISTRIBUTOR, shall be at DISTRIBUTOR's expense. HEMAGEN further warrants that all test results will be made available to DISTRIBUTOR.

7.2. PRODUCT Modification. Throughout the term of this Agreement, HEMAGEN may desire to make certain changes in the performance or appearance of the PRODUCTs. HEMAGEN shall notify DISTRIBUTOR of all such changes in performance or appearance. In any event, best efforts shall be made to deliver such notification at least ninety (90) days prior to the desired or expected implementation date in the event that such change requires a re-filing for FDA (U.S. Food and Drug Administration) regulatory clearance or a similar re-filing with any other regulatory agency.

Article 8. Duties of DISTRIBUTOR

8.1. Trade and Advertising Practices. DISTRIBUTOR agrees that it shall not engage in any unfair trade practices or make any false or misleading statements or representations in its advertising, printed material, or otherwise with respect to HEMAGEN and/or the PRODUCTs and/or any trademark and/or any other proprietary property of HEMAGEN. DISTRIBUTOR, at DISTRIBUTOR's cost, agrees to correct and/or change any such statements which HEMAGEN considers materially objectionable. If DISTRIBUTOR advertises the PRODUCTs, such advertising shall be in compliance with all applicable state, federal and international laws and regulations.

8.2. Export Issues. DISTRIBUTOR shall assist HEMAGEN with various United States export issues such as licensing.

8.3. Licenses and Permits. DISTRIBUTOR, at its own expense, shall be responsible for obtaining all licenses and permits required by any governmental authority, regulatory or otherwise, in order to import the PRODUCTs into the TERRITORY and the NON-EXCLUSIVE TERRITORY or sell the PRODUCTs in the TERRITORY and the NON-EXCLUSIVE TERRITORY. DISTRIBUTOR agrees, at its own expense, to comply with all applicable laws, regulations and orders governing the sale, disposition, shipment and import of the PRODUCTs and to purchase and maintain in effect all licenses, permits and authorizations from all government agencies as may be necessary to perform its obligations hereunder. Unless such information is proprietary, HEMAGEN will supply DISTRIBUTOR with any required information which DISTRIBUTOR shall reasonably request for the sole purpose of obtaining licenses and permits.

8.4. Regulatory Approval. To the extent required by applicable laws and prior to shipment of the PRODUCTs, DISTRIBUTOR agrees to submit the PRODUCTs for approval of the applicable regulatory authorities in the TERRITORY and the NON-EXCLUSIVE TERRITORY. Unless such information is proprietary HEMAGEN shall provide DISTRIBUTOR with all technical and other data developed by HEMAGEN in support of DISTRIBUTOR's regulatory submission as soon as such data is, or has been, developed by HEMAGEN.

8.5. Compliance with Laws. DISTRIBUTOR agrees to comply at all times with all applicable laws of the United States, including but not limited to the controls of re-exports of U.S.-Origin commodities and technical data and the provisions of the Foreign Corrupt Practices Act, and similar laws of the U.S. and/or any other country.

8.6. PRODUCT Record Keeping. DISTRIBUTOR agrees to maintain and when required by law or any governmental agency, provide to HEMAGEN information that lists DISTRIBUTOR's lot numbers of each PRODUCT with corresponding HEMAGEN lot numbers (if different), where each lot was shipped, who purchased it and the address of the customer.

8.7. Conditions For Resale. DISTRIBUTOR shall be free to determine all terms and conditions of resale of the PRODUCTs purchased from HEMAGEN. Any additional warranty offered by DISTRIBUTOR or any modification of HEMAGEN's limited warranty without express written approval or concurrence by HEMAGEN shall be the sole responsibility of DISTRIBUTOR, and DISTRIBUTOR shall indemnify HEMAGEN for any costs, losses or damage incurred by its as a result of any such additional warranty or modification.

Article 9. Duties of HEMAGEN

9.1. Technical Assistance and Training. HEMAGEN shall provide training and technical assistance to DISTRIBUTOR necessary for the marketing of the PRODUCTs. Technical assistance and training shall be provided by HEMAGEN at no charge to DISTRIBUTOR except that if the training is performed at DISTRIBUTOR's premises, HEMAGEN's personnel shall be reimbursed by DISTRIBUTOR for their reasonable expense of travel, meals, and lodging. All technical assistance and training shall be performed at times convenient to both parties.

9.2. Instructions. HEMAGEN shall, at HEMAGEN's expense, provide DISTRIBUTOR with written instructions (in English) relating to the PRODUCT(s) use, and with such amendments thereto as subsequently become available. However, DISTRIBUTOR shall be responsible, at DISTRIBUTOR's cost, for having such instructions translated into any language necessary to complete its obligations hereunder.

9.3. Distributor Assistance. HEMAGEN shall promptly respond to DISTRIBUTOR's inquiries and provide technical support to DISTRIBUTOR regarding the sale, use or operation of PRODUCTs.

9.4. Promotional Materials. HEMAGEN shall furnish DISTRIBUTOR, free of charge, with promotional materials, samples of PRODUCTs and technical data, the selection and quantity of which shall be determined at HEMAGEN's sole discretion.

9.5. Export Licenses. HEMAGEN shall be responsible for obtaining all export licenses required by the United States Government to export PRODUCTs to the TERRITORY and the NON-EXCLUSIVE TERRITORY.

9.6. Good Manufacturing Practices. HEMAGEN shall manufacture PRODUCTs in accordance with good manufacturing practices required by the FDA.

Article 10  Trademarks, Patents, Intellectual Property, and Indemnification

10.1. Right of Use. DISTRIBUTOR may use any of DISTRIBUTOR's trademarks, trade names, service marks, copyrights or logos of DISTRIBUTOR's choice relating to the marketing or sale of the PRODUCTs. All such use will be for the benefit of DISTRIBUTOR, and HEMAGEN will acquire no ownership in such marks, or trade names, copyrights, logos or labels by virtue of such use.

10.2. Patents and Trademarks. DISTRIBUTOR acknowledges and agrees that nothing herein shall give DISTRIBUTOR any right, title or interest in or license to use any HEMAGEN patent, trademark, service mark, trade name, copyright, or know-how, except as expressly set forth herein. DISTRIBUTOR may use HEMAGEN's trademarks, trade names or service marks only in connection with the sale, advertising and promotion of the PRODUCT. DISTRIBUTOR shall be entitled to use HEMAGEN's trademarks, trade names or service marks only during the term of this Agreement.

10.3. Indemnification. DISTRIBUTOR agrees to defend, indemnify and hold HEMAGEN harmless from and against all loss, liability and expense (including attorney's fees, settlements, litigation costs, and costs of appeal) resulting from the acts or omissions of DISTRIBUTOR or its agents with respect to its handling, marketing or selling of the PRODUCTs including, but not limited to, DISTRIBUTOR's sale of the PRODUCTs for use in humans or clinical diagnosis or analysis, DISTRIBUTOR's fraud or misrepresentation in the use, distribution, or sale of the PRODUCTs, or DISTRIBUTOR's mishandling of the PRODUCTs or DISTRIBUTOR's failure to comply with the PRODUCTs' registration requirements in any jurisdiction in which DISTRIBUTOR sells the PRODUCTs. Likewise, HEMAGEN agrees to defend, indemnify and hold DISTRIBUTOR harmless from all and against all loss, liability and expense (including attorney's fees, settlements, litigation costs, and costs of appeal) resulting from the acts or omissions of HEMAGEN or its agents with respect to its handling or manufacturing of the PRODUCTs including but not limited to HEMAGEN's fraud or misrepresentation in the manufacture or sale of the PRODUCTs, or HEMAGEN's mishandling of the PRODUCTs.

10.4. Indemnification Notice. Each party shall give prompt notice of any claim, loss or liability for which such party seeks defense and indemnification. If either party wishes to enter the defense of a suit brought pursuant to the indemnification sections of this Agreement being defended by the other party, such party may do so at its own cost. The control of such case shall remain with the indemnifying party unless otherwise agreed to in writing.

10.5. Settlement Notice. If either party wishes to settle a case for which the other party is liable for indemnification, the party wishing to settle shall first obtain the written approval of the indemnifying party.

10.6. Insurance. Each party will keep in force during the term of this Agreement all customary forms of insurance, including but not limited to product liability insurance, in such amounts as are prudently required.

10.7. Infringement. HEMAGEN shall undertake at HEMAGEN's own expense the defense of any suit or action for infringement of HEMAGEN's patents brought against DISTRIBUTOR, which suit or action results from the sale of any PRODUCTs, provided that DISTRIBUTOR shall have promptly advised HEMAGEN in writing of each notice or claim of infringement received by DISTRIBUTOR and of the commencement of the suit or action. HEMAGEN shall hold DISTRIBUTOR harmless from damages or other sums which may be assessed or may become payable under any final decree or judgment in any such suit or action or under any settlement thereof. HEMAGEN shall have sole charge and direction of the defense of any such suit or action and of all negotiations for such settlement, but shall use commercial reasonableness and shall consult with DISTRIBUTOR with regard to the defense or settlement of any such suit or action. DISTRIBUTOR shall be obligated to render all reasonable assistance which may be required by HEMAGEN at HEMAGEN's expense. DISTRIBUTOR may retain counsel of its own selection and at its own expense to advise and consult with HEMAGEN's counsel. HEMAGEN may not settle any suit or action without the consent of DISTRIBUTOR, if by such settlement DISTRIBUTOR is obligated to make any monetary payment, to part with any property or interest therein, to assume any obligation or to be subject to any injunction. The parties agree that if the PRODUCTs supplied by HEMAGEN are found to be infringing on a third-party patent, HEMAGEN will negotiate in good faith with the third party to obtain a license to use the third party's technology and, if HEMAGEN fails to obtain such a license, or if HEMAGEN is subject to a permanent injunction, then DISTRIBUTOR shall have the right to either terminate this Agreement by giving written notice of termination to HEMAGEN, and return for full credit all inventory on hand, or negotiate with the infringed party for such a license. HEMAGEN's indemnification resulting from any infringement on third party patent shall exclude DISTRIBUTOR's costs involved in negotiation with any infringed party for such a license.

Article 11  Limited Warranty

11.1. Shelf Life Warranty. The PRODUCT shall have a shelf life, at the time of shipment by HEMAGEN, as specified in Appendix A. HEMAGEN shall not be liable for any variance from specifications or any failure to satisfy the shelf life requirement to the extent such variance is caused by conditions or events occurring after shipment from HEMAGEN's plant.

11.2. PRODUCT Specification, Defective PRODUCT Notice and PRODUCT Complaints. HEMAGEN warrants that, at the time of delivery to DISTRIBUTOR, all PRODUCTs supplied by HEMAGEN shall meet PRODUCT specifications. Either party shall immediately notify the other party in writing should it become aware of any defect or condition that may render the PRODUCT(s) supplied by HEMAGEN in violation of the U.S. Food, Drug and Cosmetic Act, or of a similar law of any jurisdiction where the PRODUCT is sold. The parties shall share with each other all data on the PRODUCT complaints including, but not limited to, complaints or information regarding performance and/or allegations or reports of any negative effect from the use or misuse of the PRODUCTs as soon as such data is available. Each party will assist the other in resolving DISTRIBUTOR's customers' complaints. However, DISTRIBUTOR shall have sole responsibility and authority to interact directly with DISTRIBUTOR's customers in the resolution of such complaints, and HEMAGEN shall be responsible only for interacting with DISTRIBUTOR in such matters.

11.3. Warranties. THE WRITTEN WARRANTIES OF HEMAGEN IN THIS ARTICLE 11 ARE THE SOLE EXCLUSIVE WARRANTIES PROVIDED TO DISTRIBUTOR AND TO CONSUMERS AND ARE IN LIEU OF ALL OTHER WARRANTIES, WHETHER WRITTEN OR ORAL, IMPLIED OR STATUTORY. HEMAGEN WARRANTS THE PRODUCT AGAINST DEFECTS IN MATERIAL AND WORKMANSHIP UNDER THE NORMAL USE AND SERVICE FOR WHICH IT WAS DESIGNED, FOR THE SHELF LIFE PERIOD DEFINED IN APPENDIX A, HEMAGEN'S OBLIGATION UNDER THIS WARRANTY BEING LIMITED TO THE REPLACEMENT OF THE PRODUCT DETERMINED BY IT TO BE DEFECTIVE, PLUS TRANSPORTATION COSTS FOR RETURN OF THE PRODUCT. ALL REPLACEMENTS WILL BE SHIPPED F.O.B. DISTRIBUTOR'S RECEIVING FACILITY.

Article 12  Confidentiality

12.1 Confidentiality. For the purposes of this Agreement, the term "Confidential Information" shall be any information embodying concepts, ideas, techniques, know-how, formulations, market data, customer lists, PRODUCT specifications and accounting data which:

      (a)   is disclosed by one party hereto to the other;
      (b) is claimed by the disclosing party to be secret, confidential and proprietary to the disclosing party; and
      (c) if disclosed in writing, is marked by the disclosing party to indicate its confidential nature or if disclosed orally, is claimed in writing by the disclosing party to be confidential within ten (10) days following disclosure.

      During the period that this Agreement remains in effect and for a period of three (3) years following termination hereof, each party (except as is explicitly otherwise required hereby) shall keep confidential, shall not use for itself or for the benefit of others and shall not copy or allow to be copied in whole or in part any Confidential Information disclosed to such party by the other.

      The obligations of confidentiality imposed upon the parties by the foregoing paragraph shall not apply with respect to any alleged Confidential Information which:

      (a) is known to the recipient thereof, as evidenced by said recipient's written records, prior to receipt thereof from the other party hereto;
      (b) is disclosed to said recipient after the day hereof by a third party who has the right to make such disclosure; or
      (c) is or becomes a part of the public domain through no fault of the said recipient.

Article 13.  Termination

13.1. Termination For Cause. Either party will have the right to terminate this Agreement if the other party (a) assigns this Agreement or any of its rights hereunder in violation of the provisions of Section 16.3 of this Agreement, or (b) becomes bankrupt or insolvent, or (c) makes an assignment for the benefit of creditors, or a receiver, trustee in bankruptcy or similar officer appointed to take charge of all or part of its property, and such event has not been cured within thirty (30) days of written notice thereof by the non-breaching party. If either party materially breaches this Agreement, including, but not limited to, (a) DISTRIBUTOR's failure to adhere to the non-competition requirements of Section 5.1, (b) DISTRIBUTOR's failure to meet its obligation regarding minimum annual purchases of PRODUCT, and (c) either party's failure to adhere to the confidentiality provisions and restrictions on use of information set forth in Section 12.1, then notwithstanding any other provision of this Agreement, no cure period shall be allowed and the non-breaching party shall be entitled to terminate this Agreement immediately.

13.2. Termination Without Cause. Either party shall have the right to terminate this Agreement upon twelve (12) months written notice without cause.

13.3. Rights and Obligations on Termination. Upon termination of this Agreement, DISTRIBUTOR shall immediately discontinue any previously authorized use of any of HEMAGEN's Proprietary Rights and shall immediately cease all conduct that might cause anyone to believe that DISTRIBUTOR is authorized to market or sell PRODUCTs or otherwise connected with HEMAGEN, and HEMAGEN may itself or through others, commence sale, distribution and service of PRODUCTs in the TERRITORY. Upon termination or expiration of this Agreement, DISTRIBUTOR will immediately turn over to HEMAGEN all promotional and other materials relating to HEMAGEN's PRODUCTs and shall immediately cease to represent itself as authorized to market or sell PRODUCTs.

13.4. Termination or Expiration Damages. Neither HEMAGEN nor DISTRIBUTOR shall be liable to the other, or to any other business entity solely by reason of the expiration or termination of this Agreement regardless of the rationale for or propriety of any termination or expiration. The exculpation from liability shall be for any losses or damages of any kind whatsoever, including, but not limited to, direct, indirect, special, consequential or incidental damages sustained by reason of such termination, including but not limited to, any claim for loss of compensation or profits or for loss of prospective compensation or prospective profits in respect of sales of any of the PRODUCTs or on account of any expenditures, investments, leases, capital improvements or any other commitments made by either party in connection with their respective business made in reliance upon or by virtue of this Agreement or otherwise.

13.5. Acknowledgment of Parties. Each party hereto agrees that if this Agreement is terminated rightfully and in good faith by the other pursuant to the terms of this Agreement, the terminating party shall not be liable to the other party for any termination compensation whatsoever, whether based upon goodwill established, clientele obtained, expenditures incurred, investments made, activities undertaken or otherwise. Termination of this Agreement for any reason whatsoever shall not relieve either of the parties hereto from making payment of monies due to the other from fulfilling obligations incurred up to the effective date of termination or as otherwise expressly provided in this Agreement.

13.6 Transfer of Importation License. Upon termination of this Agreement, DISTRIBUTOR shall transfer any government or regulatory license(s) or permit(s), if any, which authorizes or approves the importation and sale of PRODUCTs into the TERRITORY to HEMAGEN or its nominee.

13.7. Termination of Distribution Rights in NON-EXCLUSIVE TERRITORY Without Cause. HEMAGEN shall have the right, upon three (3) months written notice, without cause, to terminate DISTRIBUTOR's distribution rights in the NON-EXCLUSIVE TERRITORY. Before exercising its right to terminate DISTRIBUTOR's rights in the NON-EXCLUSIVE TERRITORY, HEMAGEN must allow DISTRIBUTOR a thirty day (30) right to attempt to negotiate with HEMAGEN for exclusive distribution rights in the NON-EXCLUSIVE
      TERRITORY.   During such thirty day period, HEMAGEN and DISTRIBUTOR
      shall negotiate in good faith. Paragraphs 13.3, 13.4, 13.5 and 13.6 shall apply in the case that HEMAGEN exercises its rights to terminate the NON-EXCLUSIVE TERRITORY.

Article 14  PRODUCT Recall and Regulatory Compliance

14.1. Data Base. HEMAGEN and DISTRIBUTOR shall maintain a data base to support all claims made or to be made regarding PRODUCTs' performance.

14.2 Inquiries. Each party shall keep the other informed of any formal or informal inquiry relating to PRODUCTs sold hereunder by any regulatory agency of any state or national government.

14.3 PRODUCT Recall. Should PRODUCT performance or any governmental action require the recall or withholding from market of PRODUCTs sold by HEMAGEN to DISTRIBUTOR, DISTRIBUTOR shall bear the costs and expenses of recall if such recall is the result of any fault or omission attributable to DISTRIBUTOR and HEMAGEN shall bear the costs and expenses of recall if such recall is the result of any fault or omission attributable to HEMAGEN. Should such recall result from the equal fault of both parties, or should it prove impossible to assign fault to the satisfaction of both parties, the parties shall share the said costs and expenses equally.

Article 15.  Arbitration

15.1. Any controversy or claim arising under or in relation to this Agreement, except as otherwise expressly provided below, shall be settled exclusively by arbitration in accordance with the International Arbitration Rules of the American Arbitration Association (AAA). There shall be three arbitrators: one selected by HEMAGEN, one selected by DISTRIBUTOR, and one selected by the parties jointly or, failing their agreement, selected pursuant to the rules of the AAA. The arbitration shall be conducted in English and shall be held in Massachusetts. The prevailing party shall be entitled to recover its costs and attorneys' fees. The decision of the arbitrators shall be final and binding on the parties, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The provisions of this arbitration clause shall not be applied to the determination of questions affecting the validity or scope of any trademarks or other intellectual property rights.

Article 16.  General Provisions

16.1 Antiboycott Compliance. DISTRIBUTOR will not require or request HEMAGEN to take any action or to provide any information in the fulfillment of this Agreement which would cause HEMAGEN to violate the antiboycott laws of the United States.

16.2. Entire Agreement. This Agreement, including the Appendices, constitutes the entire agreement between the parties with respect to the subject matter hereof, and may not be modified (unless expressly provided otherwise herein) except by a writing duly signed by both parties.

16.3. Assignment, Waiver, Severability. Neither party may assign this Agreement without the prior written consent of the other party. Failure by either party to enforce any term hereof shall not be deemed a waiver of future enforcement of that or any other term. If any provision of this Agreement is declared void or unenforceable by any judicial, administrative or arbitration authority, such action will not nullify the remaining provisions of this Agreement.

16.4. Governing Law. This Agreement shall be governed and construed under and according to the laws of the Commonwealth of Massachusetts, U.S.A., excluding its choice of laws rules. The Vienna Convention on the International Sale of Goods is expressly excluded from application.

16.5. Relationship Created. The relationship of the parties is that of independent contractors. Nothing in this Agreement shall be construed as establishing an agency, joint venture or partnership between the parties. Each party is an independent entity, and shall have sole responsibility for its employees, even while such employees are on the premises of the other party's facility(ies). Neither DISTRIBUTOR nor HEMAGEN shall have the right to enter into any contracts or commitments or to make any representations or warranties, whether express or implied, in the name of or on behalf of any other party, or to bind any other party in any respect whatsoever, unless agreed to in writing or expressly permitted in this Agreement.

16.6. Authority. Each party hereby represents and warrants that it has full power and authority to enter into and perform this Agreement, without any governmental approvals, and that its entering into and performance of this Agreement will not conflict with any other agreement to which it is a party or by which it is bound.

16.7. Notice. Any written notice, or statement, necessary or appropriate under this Agreement shall be deemed to be properly given if delivered personally in writing or sent by registered or certified mail to the party to be notified at the address set forth above or at such other address as either party may hereafter designate in writing.

16.8. Captions. The captions or paragraph headings of this Agreement do not constitute any substantive part of this Agreement and shall not be considered in the construction or interpretation of this Agreement.

16.9. Force Majeure. Each party hereto shall be excused from the performance of its obligations hereunder in the event such performance is prevented by force majeure, and such excuse shall continue for so long as the condition constituting such force majeure and any consequences resulting from such condition continues. In addition, in the event the condition constituting the force majeure causes a substantial inability by either party hereto to meet its obligations hereunder, the term of this Agreement may, upon written agreement of both parties, be suspended for the period of such inability, but not to exceed six (6) months. For the purposes of this Agreement, force majeure shall mean causes beyond either party's control including, without limitation, acts of God; regulations or laws of any government; war, riot or civil commotion; damage to or destruction of production facilities or materials by fire, earthquake, storm or other disaster; manufacturing or transportation delay, strikes or other labor disturbances, epidemic; and failure or default of public utilities or common carriers.

IN CONSIDERATION OF the foregoing terms and conditions, DISTRIBUTOR and HEMAGEN have executed this Agreement on the day and year first written above.

HEMAGEN DIAGNOSTICS, INC.              SCHIAPPARELLI BIOSYSTEMS B.V.

/s/ Carl Franzblau                     /s/ J. J. H. Korten
    Carl Franzblau, President              J. J. H. Korten
HEMAGEN DIAGNOSTICS, INC.      SCHIAPPARELLI BIOSYSTEMS B.V.


                          Appendix 1.3 -- Territory

TERRITORY shall mean:

      Bangladesh
      Belgium
      Brunei
      Cyprus
      Turkey
      Czech Rep
      Denmark
      Egypt
      Finland
      Greece
      Hong Kong
      Iceland
      Jordan
      Korea
      Kuwait
      Lebanon
      Malaysia
      Malta
      Netherlands
      Norway
      Oman
      Pakistan
      Portugal
      Qatar
      Saudi Arabia
      Singapore
      South Africa
      Sweden
      Switzerland
      Syria
      Taiwan
      Thailand
      Tunisia
      Turkey
      United Arab Emirates
      Zimbabwe



Catalogue No.   Description                                      List Price


                            Appendix A  -- Products


AUTOIMMUNE DISEASE

IMMUNOFLUORESCENCE ANTIBODY KITS


ANTINUCLEAR (ANA) KB-SUBSTRATE

902070          48 Determination Kit (IgG) 12 x 4-well slides
902075          200 Determination Kit (IgG) 25 x 8-well slides
902077          200 Determination Kit (IgG) 25 x 8-well slides

COMPONENTS AND SLIDES

902071          12 x 4-well slides
902078-S        ANA Positive Control, 1 mL
902076          25 x 8-well slides
902079-S        Conjugate: FITC labeled goat anti-human
                IgG(heavy and light chains) with
                counterstain, 2 mL

HEP-2 SUBSTRATE

902332          200 Determination Kit (IgG) 25 x 8-well slides
902360          600 Determination Kit (IgG) 50 x 12-well slides
902370          1200 Determination Kit (IgG) 100 x 12-well slides

ANTI-MITOCHONDRIAL (AMA)

902080          48 Determination Kit (IgG) 12 x 4-well slides

COMPONENTS AND SLIDES

902090          12 x 4-well slides

ANTI-nDNA (n-DNA)

902409          48 Determination Kit (IgG) 6 x 8-well slides
902420          96 Determination Kit (IgG) 12 x 8-well slides

COMPONENTS AND SLIDE

902408          6 x 8-well slides

ELISA ANTIBODY KITS

6630            ENA SCREENING - 6
                96 wells for the simultaneous detection of
                RNP, Sm, SS-A, SS-B, Scl-70 and Jo-1
6601            ENA SCREENING - 4
                96 wells for the simultaneous detection of
                RNP, Sm, SS-A, and SS-B
6641            ENA COMBI - 6
                96 well kit.  Contains wells to test for
                RNP, Sm, SS-A, SS-B, Scl-70 and Jo-1
6640            ENA COMB - 4
                64 well kit.  Contains wells to test for
                RNP, Sm, SS-A and SS-B
6607            Scl-70, 96 wells
6608            Jo-1, 96 wells
6611            Sm/RNP, 96 wells
6612            Sm, 96 wells
6614            SS-A, 96 wells
6615            SS-B, 96 wells
6613            Rheumatoid Factor, 96 wells*
6621            dsDNA, 96 wells*
6606            Anti-Cardiolipin, IgG and IgM, 96 wells
6606A           Anti-Cardiolipin IgA Calibrator - reagents
                for up to 48 wells
                (designed to be used with catalogue #6606)

HEMAGGLUTINATION KITS

6420            ENA SCREENING - 4
                64 Tests for the simultaneous detection
                of RNP, Sm, SS-A and SS-B
6401            RNP/Sm, 128 tests
6403            RNP/Sm, 64 tests
6415            SS-A/SS-B, 2x48 tests
6412            Scl-70, 64 tests
6417            Jo-1, 64 tests
6407            dsDNA, 96 tests
6413            RF, 192 tests


INFECTIOUS DISEASE

IMMUNOFLUORESCENCE ANTIBODY KITS


TOXOPLASMA (TOXO)

902010          120 Determination Kit (IgG) 15 x 8-well slides
902020          200 Determination Kit (IgG) 25 x 8-well slides

COMPONENTS AND SLIDES

902019-S        Toxoplasma Negative Control (IgM), 0.5 mL
902021          25 x 8-well slides
902041          Conjugate: FITC labeled goat anti-human IgG
                (heavy and light chains) with Evans Blue
                counterstain, 2 mL
902048          Conjugate: FITC labeled goat anti-human
                IgM(mu-chain specific) with Evans Blue
                counterstain 2.5 mL
902049-S        Toxoplasma Positive Control (IgM), 0.5 mL

CYTOMEGALOVIRUS (CMV)

902111          96 Determination Kit (IgG) 12 x 8-well slides
902112          96 Determination Kit (IgM) 12 x 8-well slides
902113          200 Determination Kit (IgG) 25 x 8-well slides

COMPONENTS AND SLIDES

902114-S        Conjugate: FITC labeled goat anti-human IgG
                (heavy and light chains) with counterstain, 2 mL
902115-S        Conjugate: FITC labeled goat anti-human IgM
                (mu-chain specific) with counterstain, 2 mL
902117-S        CMV Positive Control (IgG), 1 mL
902118-S        CMV Positive Control (IgM), 0.5 mL
902120-S        CMV Negative Control (IgG), 1 mL
902121-S        CMV Negative Control (IgM), 1 mL
902123          12 x 8-well slides
902124          25 x 8-well slides

FLUORESCENT TREPONEMAL ANTIBODY-ABSORPTION (FTA-ABS)

902300          60 Determination Kit (IgG) 15 x 4-well slides
902301          200 Determination Kit (IgG) 25 x 8-well slides

COMPONENTS AND SLIDES

902304          25 x 8-well slides
902309-S        FTA-ABS Sorbent, 10 mL

HERPES SIMPLEX VIRUS TYPE I (HSV1)

902500          96 Determination Kit (IgG) 12 x 8-well slides
902506          200 Determination Kit (IgG) 25 x 8-well slides

COMPONENTS AND SLIDES

902501          12 x 8-well slides
902504-S        Conjugate: FITC labeled goat anti-human IgG
                (heavy and light chains) with counterstain, 2 mL
902507          25 x 8-well slides

HERPES SIMPLEX VIRUS TYPE 2 (HSV2)

902600          96 Determination Kit (IgG) 12 x 8-well slides
902606          200 Determination Kit (IgG) 25 x 8-well slides

COMPONENTS AND SLIDES

902601          12 x 8-well slides
902607          25 x 8-well slides

RUBELLA

902700          96 Determination Kit (IgG) 12 x 8-well slides

COMPONENTS AND SLIDES

902701          12 x 8-well slides

VARICELLA-ZOSTER (VZV)

902800          96 Determination Kit (IgG) 12 x 8-well slides

COMPONENTS AND SLIDES

902801          12 x 8-well slides
902804-S        Conjugate: FITC labeled goat anti-human IgG
                (heavy and light chains) with counterstain, 2 mL

EPSTEIN-BARR VIRUS (EBV) VCA

902900          96 Determination Kit (IgG) 12 x 8-well slides

COMPONENTS AND SLIDES

902901          12 x 8-well slides

CHLAMYDIA TRACHOMATIS

903000          96 Determination Kit (IgG) 12 x 8-well slides

COMPONENTS AND SLIDES

903001          12 x 8-well slides

903004-S        Conjugate: FITC labeled goat anti-human IgG
                (heavy and light chains) with counterstain, 2 mL

MEASLES

903100          96 Determination Kit 12 x 8-well slides

COMPONENTS AND SLIDES

903101          12 x 8-well slides
903104-S        Conjugate: FITC labeled goat anti-human IgG
                (heavy and light chains), 2 mL

MUMPS

903200          96 Determination Kit (IgG) 12 x 8-well slides

COMPONENTS AND SLIDES

903201          12 x 8-well slides

RESPIRATORY SYNCYTIAL VIRUS (RSV)

903300          96 Determination Kit (IgG) 12 x 8-well slides

COMPONENTS AND SLIDES

903301          12 x 8-well slides

6637            Herpes I  96 wells
6638            Herpes II  96 wells


UNIVERSAL IFA COMPONENTS

903405          IFA Buffer (5 packs - sufficient for 5 liters)
902083          Buffered Glycerol, 4 x 2 mL vials
902200-S        Universal IgM Conjugate


ACUTE PHASE REACTANT KITS

6602            Serum Amyloid A (EIA), 96 wells*
6605            C-Reactive Protein (EIA), 96 wells


Human Interleukin-2
T-Cell Growth Factor

906011          50 mL Bottle

*   Available For Export and/or Research Use Only.  Call for availability.


Shelf Life

Minimum shelf life for PRODUCTs is 8 months from date of expiration.



                             Appendix B - Terms


1. HEMAGEN grants to DISTRIBUTOR marketing rights to sell PRODUCTs in the TERRITORY.

2.  Minimum orders for the initial term are listed below.

                                               Purchase Minimums
                   Year 1                      $250,000
                   Year 2                      $350,000
                   Year 3                      $450,000

3. Orders are shipped F.O.B. Waltham, Massachusetts or Columbia, Maryland (depending on place of manufacture); payment terms are U.S. dollars net 60 days. Any cost or chargers for currency conversion shall be borne by DISTRIBUTOR.

4. Should HEMAGEN and DISTRIBUTOR elect to extend the Agreement beyond the initial term as provided in Article 2, new minimums, not lower than those set for the previous year, will be established by mutual agreement.



Catalog No.     Description                                     List Price

                             Appendix C - PRICES


AUTOIMMUNE DISEASE

IMMUNOFLUORESCENCE ANTIBODY KITS


ANTINUCLEAR (ANA) KB-SUBSTRATE

902070          48 Determination Kit (IgG) 12 x 4-well slides   CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
902075          200 Determination Kit (IgG) 25 x 8-well slides  CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
902077          200 Determination Kit (IgG) 25 x 8-well slides  CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED

COMPONENTS AND SLIDES

902071          12 x 4-well slides                              CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
902078-S        ANA Positive Control, 1 mL                      CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
902076          25 x 8-well slides                              CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
902079-S        Conjugate: FITC labeled goat anti-human IgG     CONFIDENTIAL
                (heavy and light chains) with counterstain,     TREATMENT
                2 mL                                            REQUESTED

HEP-2 SUBSTRATE

902332          200 Determination Kit (IgG) 25 x 8-well slides  CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
902360          600 Determination Kit (IgG) 50 x 12-well slides CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
902370          1200 Determination Kit (IgG) 100 x 12-well      CONFIDENTIAL
                slides                                          TREATMENT
                                                                REQUESTED
902330          48 Determination Kit (IgG) 12 x 4 well slides   CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED

COMPONENTS AND SLIDES

902331          12 x 4 well Slides Hep-2 substrate              CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
902333          25 x 8 well Slides Hep-2 Substrate              CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED

ANTI-MITOCHONDRIAL (AMA)

902080          48 Determination Kit (IgG) 12 x 4-well slides   CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED

COMPONENTS AND SLIDES

902090          12 x 4-well slides                              CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED

ANTI-nDNA (n-DNA)

902409          48 Determination Kit (IgG) 6 x 8-well slides    CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
902420          96 Determination Kit (IgG) 12 x 8-well slides   CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED

COMPONENTS AND SLIDE

902408          6 x 8-well slides                               CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED

ELISA ANTIBODY KITS

6630            ENA SCREENING - 6                               CONFIDENTIAL
                96 wells for the simultaneous detection         TREATMENT
                of RNP, Sm, SS-A, SS-B, Scl-70 and Jo-1         REQUESTED
6601            ENA SCREENING - 4                               CONFIDENTIAL
                96 wells for the simultaneous detection         TREATMENT
                of RNP, Sm, SS-A, and SS-B                      REQUESTED
6641            ENA COMBI - 6                                   CONFIDENTIAL
                96 well kit.  Contains wells to test for        TREATMENT
                RNP, Sm, SS-A, SS-B, Scl-70 and Jo-1            REQUESTED
6640            ENA COMB - 4                                    CONFIDENTIAL
                64 well kit.  Contains wells to test for        TREATMENT
                RNP, Sm, SS-A and SS-B                          REQUESTED
6607            Scl-70, 96 wells                                CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
6608            Jo-1, 96 wells                                  CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
6611            Sm/RNP, 96 wells                                CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
6612            Sm, 96 wells                                    CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
6614            SS-A, 96 wells                                  CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
6615            SS-B, 96 wells                                  CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
6613            Rheumatoid Factor, 96 wells*                    CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
6621            dsDNA, 96 wells*                                CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
6606            Anti-Cardiolipin, IgG and IgM, 96 wells         CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
6606A           Anti-Cardiolipin IgA Calibrator - reagents      CONFIDENTIAL
                for up to 48 wells                              TREATMENT
                (designed to be used with catalogue #6606)      REQUESTED

HEMAGGLUTINATION KITS

6420            ENA SCREENING - 4                               CONFIDENTIAL
                64 Tests for the simultaneous detection         TREATMENT
                of RNP, Sm, SS-A and SS-B                       REQUESTED
6401            RNP/Sm, 128 tests                               CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
6403            RNP/Sm, 64 tests                                CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
6415            SS-A/SS-B, 2x48 tests                           CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
6412            Scl-70, 64 tests                                CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
6417            Jo-1, 64 tests                                  CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
6407            dsDNA, 96 tests                                 CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
6413            RF, 192 tests                                   CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED

INFECTIOUS DISEASE

IMMUNOFLUORESCENCE ANTIBODY KITS

TOXOPLASMA (TOXO)

902010          120 Determination Kit (IgG) 15 x 8-well slides  CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
902020          200 Determination Kit (IgG) 25 x 8-well slides  CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED

COMPONENTS AND SLIDES

902019-S        Toxoplasma Negative Control (IgM), 0.5 mL       CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
902021          25 x 8-well slides                              CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
902041          Conjugate: FITC labeled goat anti-human IgG     CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
                (heavy and light chains) with Evans Blue counterstain, 2 mL
902048          Conjugate: FITC labeled goat anti-human         CONFIDENTIAL
                IgM(mu-chain specific) with Evans Blue          TREATMENT
                counterstain 2.5 mL                             REQUESTED
902049-S        Toxoplasma Positive Control (IgM), 0.5 mL       CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED

CYTOMEGALOVIRUS (CMV)

902111          96 Determination Kit (IgG) 12 x 8-well slides   CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
902112          96 Determination Kit (IgM) 12 x 8-well slides   CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
902113          200 Determination Kit (IgG) 25 x 8-well slides  CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED

COMPONENTS AND SLIDES

902114-S        Conjugate: FITC labeled goat anti-human IgG     CONFIDENTIAL
                (heavy and light chains) with counterstain,     TREATMENT
                2 mL                                            REQUESTED
902115-S        Conjugate: FITC labeled goat anti-human IgM     CONFIDENTIAL
                (mu-chain specific) with counterstain, 2 mL     TREATMENT
                                                                REQUESTED
902117-S        CMV Positive Control (IgG), 1 mL                CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
902118-S        CMV Positive Control (IgM), 0.5 mL              CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
902123          12 x 8-well slides                              CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
902124          25 x 8-well slides                              CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED

FLUORESCENT TREPONEMAL ANTIBODY-ABSORPTION (FTA-ABS)

902300          60 Determination Kit (IgG) 15 x 4-well slides   CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
902301          200 Determination Kit (IgG) 25 x 8-well slides  CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED

COMPONENTS AND SLIDES

902304          25 x 8-well slides                              CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
902309-S        FTA-ABS Sorbent, 10 mL                          CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED

HERPES SIMPLEX VIRUS TYPE I (HSV1)

902500          96 Determination Kit (IgG) 12 x 8-well slides   CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
902506          200 Determination Kit (IgG) 25 x 8-well slides  CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED

COMPONENTS AND SLIDES

902501          12 x 8-well slides                              CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
902504-S        Conjugate: FITC labeled goat anti-human IgG     CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
                (heavy and light chains) with counterstain, 2 mL
902507          25 x 8-well slides                              CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED

HERPES SIMPLEX VIRUS TYPE 2 (HSV2)

902600          96 Determination Kit (IgG) 12 x 8-well slides   CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
902606          200 Determination Kit (IgG) 25 x 8-well slides  CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED

COMPONENTS AND SLIDES

902601          12 x 8-well slides                              CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
902607          25 x 8-well slides                              CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED

RUBELLA

902700          96 Determination Kit (IgG) 12 x 8-well slides   CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED

COMPONENTS AND SLIDES

902701          12 x 8-well slides                              CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED

VARICELLA-ZOSTER (VZV)

902800          96 Determination Kit (IgG) 12 x 8-well slides   CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED

COMPONENTS AND SLIDES

902801          12 x 8-well slides                              CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED

902804-S        Conjugate: FITC labeled goat anti-human IgG     CONFIDENTIAL
                (heavy and light chains) with counterstain,     TREATMENT
                2 mL                                            REQUESTED

EPSTEIN-BARR VIRUS (EBV) VCA

902900          96 Determination Kit (IgG) 12 x 8-well slides   CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED

COMPONENTS AND SLIDES

902901          12 x 8-well slides                              CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED

CHLAMYDIA TRACHOMATIS

903000          96 Determination Kit (IgG) 12 x 8-well slides   CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED

COMPONENTS AND SLIDES

903001          12 x 8-well slides                              CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
903004-S        Conjugate: FITC labeled goat anti-human IgG     CONFIDENTIAL
                (heavy and light chains) with counterstain,     TREATMENT
                2 mL                                            REQUESTED

MEASLES

903100          96 Determination Kit 12 x 8-well slides         CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED

COMPONENTS AND SLIDES

903101          12 x 8-well slides                              CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED

903104-S        Conjugate: FITC labeled goat anti-human IgG     CONFIDENTIAL
                (heavy and light chains), 2 mL                  TREATMENT
                                                                REQUESTED

MUMPS

903200          96 Determination Kit (IgG) 12 x 8-well slides   CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED

COMPONENTS AND SLIDES

903201          12 x 8-well slides                              CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED

RESPIRATORY SYNCYTIAL VIRUS (RSV)

903300          96 Determination Kit (IgG) 12 x 8-well slides   CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED

COMPONENTS AND SLIDES

903301          12 x 8-well slides                              CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED

UNIVERSAL IFA COMPONENTS

903405          IFA Buffer (5 packs - sufficient for 5 liters)  CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
902083          Buffered Glycerol, 4 x 2 mL vials               CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
902200-S        Universal IgM Conjugate                         CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED

ACUTE PHASE REACTANT KITS

6602            Serum Amyloid A (EIA), 96 wells*                CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED
6605            C-Reactive Protein (EIA), 96 wells              CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED

Human Interleukin-2

T-Cell Growth Factor

906011          50 mL Bottle                                    CONFIDENTIAL
                                                                TREATMENT
                                                                REQUESTED